Catalyst Macro Strategy Fund

Class A: MCXAX Class C: MCXCX Class I: MCXIX

summary PROSPECTUS

NOVEMBER 1, 2018

Before you invest, you may want to review the Fund’s complete prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund at https://catalystmf.com/literature-and-forms/. You can also get this information at no cost by calling 1-866-447-4228, emailing info@catalystmf.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s prospectus and statement of additional information, both dated November 1, 2018 are incorporated by reference into this summary prospectus and may be obtained, free of charge, at the website or phone number noted above.

Beginning January 1, 2021, each Fund intends to meet its shareholder report delivery obligations by posting annual and semi-annual shareholder reports to the Funds' website, www.CatalystMF.com. Shareholders who wish to continue to receive paper copies of a Fund's annual and semi-annual shareholder reports should contact the Fund at 1-866-447-4228.

FUND SUMMARY: CATALYST MACRO STRATEGY FUND

Investment Objective: The Fund's objective is long-term capital appreciation with low correlation to the U.S. equity markets.

Fees and Expenses of the Fund: This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and is included in the section of the Fund’s prospectus entitled How to Buy Shares on page 125 and Appendix A – Intermediary-Specific Sales Charge Reductions and Waivers, and in the sections of the Fund’s Statement of Additional Information entitled Reduction of Up-Front Sales Charge on Class A Shares on page 62 and Waiver of Up-Front Sales Charge on Class A Shares on page 63.

Shareholder Fees (fees paid directly from your investment)	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (Load) (as a % of the original purchase price)	1.00%	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%	1.50%	1.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	0.00%
Other Expenses[1]	1.02%	1.03%	1.02%
Interest Expense	0.07%	0.08%	0.07%
Remaining Other Expenses[1]	0.95%	0.95%	0.95%
Acquired Fund Fees and Expenses[2]	0.04%	0.04%	0.04%
Total Annual Fund Operating Expenses[1]	2.81%	3.57%	2.56%
Fee Waiver and/or Expense Reimbursement [1,3]	(0.72)%	(0.72)%	(0.72)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement[1,3]	2.09%	2.85%	1.84%

1Estimated and restated to reflect current expenses.

2Acquired Fund Fees and Expenses are the indirect costs of investing in other investment companies. The total annual fund operating expenses in this fee table will not correlate to the expense ratio in the Fund's financial highlights because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in other investment companies.

3 The Advisor has contractually agreed to waive fees and/or reimburse expenses of the Fund to the extent necessary to limit total annual fund operating expenses (excluding brokerage costs; underlying fund expenses; borrowing costs, such as (a), interest and (b) dividends on securities sold short; taxes; and, extraordinary expenses, such as regulatory inquiry and litigation expenses) at 1.98%, 2.73% and 1.73% for Class A shares, Class C shares and Class I shares, respectively, through October 31, 2019. This agreement may only be terminated by the Trust’s Board of Trustees on 60 days’ written notice to the Advisor and upon the termination of the Management Agreement between the Trust and the Advisor. Fee waivers and expense reimbursements are subject to possible recoupment by the Advisor from the Fund in future years on a rolling three-year basis (within the three years after the fees have been waived or reimbursed) so long as such recoupment does not cause the Fund’s expense ratio (after the repayment is taken into account) to exceed both: (i) the Fund’s expense limitation at the time such expenses were waived and (ii) the Fund’s current expense limitation at the time of recoupment.

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated, and then hold or redeem all of your shares at the end of those periods. The Example only accounts for the Fund’s expense limitation through its expiration period, October 31, 2019, and then depicts the Fund’s total annual expenses thereafter. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

YEAR	Class A	Class C	Class I
1	$775	$288	$187
3	$1,332	$1,028	$728
5	$1,914	$1,789	$1,296
10	$3,483	$3,789	$2,841

Portfolio Turnover: The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund's performance. The portfolio turnover rate of the Fund for the fiscal year ended June 30, 2018 was 282% of the average value of its portfolio.

Principal Investment Strategies:

The Fund seeks to participate in market trends in equities, currencies, fixed income, commodities, and market volatility. The Fund’s Advisor identifies market trends by monitoring for fundamental changes in various asset classes and by monitoring asset class indices and futures for price trends. The Fund will make investments that the Fund’s Advisor believes offer a high probability of return. These investments include:

•	equity securities with market capitalizations over $200 million,
•	fixed income securities of any credit quality and duration including US Treasury securities, corporate bonds and foreign fixed income securities, including those of emerging markets,
•	exchange traded funds (“ETFs”), including leveraged or inverse ETFs,
•	individual stock, index or ETF options,
•	swaps, including non-exchange traded swaps,
•	structured notes
•	financial and commodity futures, and

•	other investment companies, including affiliated investment companies.

The Advisor takes advantage of market trends by implementing various strategies, which may include, but are not limited to: (1) market volatility mean revision, (2) roll yield capture, (3) leveraged ETF inefficiencies and (4) long-dated option inefficiencies.

The market volatility mean reversion strategy takes long and short positions in assets that reflect market volatility, including volatility-tracking ETFs, futures and swaps. Market volatility historically exhibits mean reverting properties. The economic theory of mean reversion contemplates that, historically, when the price of a mean reverting asset deviates from the average, the asset price typically moves back toward the average price in the short- or long-term future. For example, when market volatility spikes, it historically declines back to the long-term average level in the future. The Fund will take positions that profit from price changes in assets that reflect market volatility.

The roll yield capture strategy seeks to profit from the difference between futures prices and the market price (spot price) of a commodity. Roll yield is the gain or loss an investor in a futures contract experiences as the price of the futures contract converges toward the spot price at expiration. Certain commodity futures prices are usually higher or lower than the commodity spot price due to the dynamics between carry costs and supply/demand. The Fund will take long and short exposure to commodities through commodity-tracking ETFs and options on commodity-tracking ETFs, swaps, structured notes and commodity futures contracts.

The leveraged ETF inefficiency strategy seeks to profit from leveraged ETFs, which frequently fail to generate their target returns over long periods of time because of both the nature of compounding and path dependency (which means the nature of markets to not move in one direction in a straight line). For example, an investor who puts $100 into a two-times leveraged ETF realizes a gain of 20% ($20) if the index it tracks goes up 10 percent in one day. However, if the same index goes down 9.1% the next day to fall back to its starting point, the same investor will realize a loss of 18.2% ($21.84) and will end up with a loss of $1.84. The Advisor seeks to profit from declines in leveraged ETFs by taking short positions and implementing option strategies.

The long-dated option strategy seeks to exploit inefficiencies in option prices. Market prices of long-dated options are generally derived from models that fail to account for long-term trends and from assumptions that often fail to reflect reality, such as the difference between expected and actual asset price volatility. The Advisor believes that, over longer periods of time, these factors lead to market prices of options that do not reflect the fair value of the options. The Advisor seeks to profit by purchasing options that it believes to be too cheap and selling options that it believes to be too expensive.

The Fund will tactically allocate among strategies and individual securities using both fundamental and technical analysis to identify the relative strength of and trends in the Fund’s potential portfolio investments. Technical analysis includes an evaluation of momentum, trading volumes, option flows, seasonality and other proprietary technical indicators. The Fund may also focus on companies involved in corporate events such as spin-offs, share buybacks and corporate insider trading activity. The limited number of portfolio positions may cause the fund to be more volatile than the general equity market.

The Fund may or may not hedge its investments through the use of offsetting positions that historically exhibit a strong relationship. At times, the Fund may engage in significant short selling, and the Fund may engage in pairs trading (going long and short in securities whose performance is highly correlated). To the extent positions are not hedged, there is the risk that a position may experience a significant loss. There is no guarantee that a hedge will be effective for a number of reasons, including the possibility that securities deviate from their historical relationships. The Fund has no set holding period for any security and actively trades its portfolio investments, which may result in a high portfolio turnover rate. Securities are sold (or purchased back in the case of securities sold short) when they no longer meet the target risk return profile. The Fund attempts to control risk through various techniques including scaling in or out of positions, using position limits and using stop orders.

The Fund is classified as “non-diversified” for purposes of the Investment Company Act of 1940 (the “1940 Act”), which means a relatively high percentage of the Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors. The Fund is intended for investors seeking an alternative source of capital appreciation. The Fund is not intended for those seeking safety of principal.

Investments in Subsidiary – The Adviser executes a portion of the Fund’s strategy by investing up to 25% of its total assets in a wholly-owned and controlled subsidiary (the "Subsidiary"). The Subsidiary invests the majority of its assets in swaps and commodity futures. The Subsidiary is subject to the same investment restrictions as the Fund, when viewed on a consolidated basis. The Subsidiary’s adviser complies with the Investment Advisers Act as required, with respect to its investment advisory contract as investment adviser to the Fund under the Investment Company Act of 1940, as revised.

Principal Risks of Investing in the Fund:

As with any mutual fund, there is no guarantee that the Fund will achieve its objective. Investment markets are unpredictable and there will be certain market conditions where the Fund will not meet its investment objective and will lose money. The Fund’s net asset value and returns will vary and you could lose money on your investment in the Fund and those losses could be significant.

The following summarizes the principal risks of investing in the Fund. These risks could adversely affect the net asset value, total return and the value of the Fund and your investment.

Acquired Fund Risk. Because the Fund may invest in other investment companies, the value of your investment will fluctuate in response to the performance of the acquired funds. Investing in acquired funds involves certain additional expenses and certain tax results that would not arise if you invested directly in the securities of the acquired funds.

Affiliated Investment Company Risk: The Fund invests in affiliated underlying funds (the “Catalyst Advised Funds”), unaffiliated underlying funds, or a combination of both. The

Advisor, therefore, is subject to conflicts of interest in allocating the Fund’s assets among the underlying funds. The Advisor will receive more revenue to the extent it selects a Catalyst Advised Fund rather than an unaffiliated fund for inclusion in the Fund’s portfolio. In addition, the Advisor may have an incentive to allocate the Fund’s assets to those Catalyst Advised Funds for which the net advisory fees payable to the Advisor are higher than the fees payable by other Catalyst Advised Funds.

Commodity Risk: The Fund’s exposure to the commodities futures markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative instruments, commodity-based notes may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Credit Risk. Credit risk is the risk that an issuer of a security will fail to pay principal and interest in a timely manner, reducing the Fund’s total return. The Fund may invest in high-yield, high-risk securities, commonly called “junk bonds”, that are not investment grade and are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities.

Derivatives Risk: Even a small investment in derivatives (which include options, futures and other transactions) may give rise to leverage risk (which can increase volatility and magnify the Fund’s potential for loss), and can have a significant impact on the Fund's performance. Derivatives are also subject to credit risk (the counterparty may default) and liquidity risk (the Fund may not be able to sell the security or otherwise exit the contract in a timely manner).

Emerging Market Risk:  Emerging market countries may have relatively unstable governments, weaker economies, and less-developed legal systems with fewer security holder rights.  Emerging market economies may be based on only a few industries and security issuers may be more susceptible to economic weakness and more likely to default.  Emerging market securities also tend to be less liquid.

Equity Security Risk. Common and preferred stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. Warrants and rights may expire worthless if the price of a common stock is below the conversion price of the warrant or right. Convertible bonds may decline in value if the price of a common stock falls below the conversion price. Investor perceptions are based on various and unpredictable factors, including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction and global or regional political, economic and banking crises.

Fixed Income Risk. When the Fund invests in fixed income securities, the value of your investment in the Fund will fluctuate with changes in interest rates. Typically, a rise in interest rates causes a decline in the value of fixed income securities owned by the Fund. In general, the market price of fixed income securities with longer maturities will increase or decrease more in response to changes in interest rates than shorter-term securities. Other risk factors include credit risk (the debtor may default) and prepayment risk (the debtor may pay its obligation early, reducing the amount of interest payments). These risks could affect the value of a particular investment by the Fund, possibly causing the Fund’s share price and total return to be reduced and fluctuate more than other types of investments.

Foreign Currency Risk: Currency trading involves significant risks, including market risk, interest rate risk, country risk, counterparty credit risk and short sale risk. Market risk results from the price movement of foreign currency values in response to shifting market supply and demand. Since exchange rate changes can readily move in one direction, a currency position carried overnight or over a number of days may involve greater risk than one carried a few minutes or hours. Interest rate risk arises whenever a country changes its stated interest rate target associated with its currency. Country risk arises because virtually every country has interfered with international transactions in its currency. Interference has taken the form of regulation of the local exchange market, restrictions on foreign investment by residents or limits on inflows of investment funds from abroad. Restrictions on the exchange market or on international transactions are intended to affect the level or movement of the exchange rate. This risk could include the country issuing a new currency, effectively making the “old” currency worthless.

Foreign Securities Risk. Since the Fund’s investments may include ADRs and foreign securities, the Fund is subject to risks beyond those associated with investing in domestic securities. The value of foreign securities is subject is subject to currency fluctuations. Foreign companies are generally not subject to the same regulatory requirements of U.S. companies thereby resulting in less publicly available information about these companies. In addition, foreign accounting, auditing and financial reporting standards generally differ from those applicable to U.S. companies.

Futures Risk. The Fund’s use of futures involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. These risks include (i) leverage risk (ii) risk of mispricing or improper valuation; and (iii) the risk that changes in the value of the futures contract may not correlate perfectly with the underlying index. Investments in futures involve leverage, which means a small percentage of assets invested in futures can have a disproportionately large impact on the Fund. This risk could cause the Fund to lose more than the principal amount invested. Futures contracts may become mispriced or improperly valued when compared to the adviser’s expectation and may not produce the desired investment results. Additionally, changes in the value of futures contracts may not track or correlate perfectly with the underlying index because of temporary, or even long-term, supply and demand imbalances and because futures do not pay dividends unlike the stocks upon which they are based.

Hedging Risk. Hedging is a strategy in which the Fund uses options to offset the risks associated with other Fund holdings or takes a short position and a long position in the securities whose performance is highly correlated. There can be no assurance that the Fund's hedging strategy will fully reduce risk or that hedging transactions will be either available or cost effective. The Fund is not required to use hedging and may choose not to do so.

Inverse ETF Risk.  Investments in inverse ETFs will prevent the Fund from participating in market-wide or sector-wide gains and may not prove to be an effective hedge. During periods of increased volatility, inverse ETFs may not perform in the manner they are designed.

Junk Bond Risk. Lower-quality bonds, known as “high yield” or “junk” bonds, present greater risk than bonds of higher quality, including an increased risk of default. An economic downturn or period of rising interest rates could adversely affect the market for these bonds and reduce the Fund’s ability to sell its bonds. The lack of a liquid market for these bonds could decrease the Fund’s share price.

Leveraged ETF Risk: Leveraged ETFs will amplify losses because they are designed to produce returns that are a multiple of the index to which they are linked. Most leveraged ETFs "reset" daily. Due to the effect of compounding, their performance over longer periods of time can differ significantly from the performance of their underlying index or benchmark during the same period of time.

Leverage Risk: Using derivatives like futures and options to increase the Fund’s combined long and short exposure creates leverage, which can magnify the Fund’s potential for gain or loss and, therefore, amplify the effects of market volatility on the Fund’s share price.

Management Risk. The portfolio manager’s judgments about the attractiveness, value and potential appreciation of particular stocks, derivatives or other securities in which the Fund invests may prove to be incorrect and there is no guarantee that the portfolio manager’s judgment will produce the desired results.

Market Risk. Overall stock market risks may also affect the value of the Fund. Factors such as domestic economic growth and market conditions, interest rate levels and political events affect the securities markets.

Non-diversification Risk. Because a relatively high percentage of a non-diversified Fund’s assets may be invested in the securities of a limited number of companies that could be in the same or related economic sectors, the Fund’s portfolio may be more susceptible to any single economic, technological or regulatory occurrence than the portfolio of a diversified fund.

Options Risk.  There are risks associated with the sale and purchase of call and put options.  As the seller (writer) of a covered call option, the Fund assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise option price. The Fund’s written calls expose the Fund to potentially unlimited losses.

Security Risk. The value of the Fund may decrease in response to the activities and financial prospects of an individual security in the Fund’s portfolio.

Segregation Risk. In order to secure its obligations to cover its short positions, the Fund will either own the underlying assets, enter into offsetting transactions or set aside cash or readily marketable securities. This requirement may cause the Fund to miss favorable trading opportunities, due to a lack of sufficient cash or readily marketable securities. This requirement may also cause the Fund to realize losses on offsetting or terminated derivative contracts or special transactions.

Short Selling Risk. If a security sold short increases in price, the Fund may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Fund may not be able to successfully implement its short sale strategy due to limited availability of desired securities or for other reasons.

Small and Mid-Capitalization Stock Risk. To the extent the Fund invests in the stocks of small and mid-sized companies, the Fund may be subject to additional risks, including the risk that earnings and prospects of these companies are more volatile than larger companies.

Structured Note Risk. Structured notes involve tracking risk, issuer default risk and may involve leverage risk.

Swaps Risk. Swaps are subject to tracking risk because they may not be perfect substitutes for the instruments they are intended to hedge or replace. Over the counter swaps are subject to counterparty default. Leverage inherent in derivatives will tend to magnify the Fund's losses. The costs of investing in swaps will be indirectly paid by the Fund.

Tax Risk.  Certain of the Fund’s investment strategies, including transactions in total return swaps, may be subject to special tax rules, the effect of which may have adverse tax consequences for the Fund. By investing in commodities indirectly through the Subsidiary, the Fund intends to obtain exposure to the commodities markets within the U.S. federal tax requirements that apply to the Fund. However, because the Subsidiary is a controlled foreign corporation, any income received from its investments will be passed through to the Fund as ordinary income, which may be taxed at less favorable rates than capital gains.  The Subsidiary will, no less than annually, declare and distribute a dividend to the Fund, as the sole shareholder of the Subsidiary, in an amount approximately equal to the total amount of "Subpart F" income (as defined in Section 951 of the Internal Revenue Code of 1986, as amended (the “Code”) generated by or expected to be generated by the Subsidiary's investments during the fiscal year. If the Subsidiary were to fail to make sufficient dividend distributions to the Fund, all or a portion of the income from the Fund's investment in the Subsidiary might not be qualifying income, and the Fund might not qualify as a regulated investment company for one or more years.

Turnover Rate Risk. The Fund may have portfolio turnover rates significantly in excess of 100% and may, at times, exceed 1,000%. Increased portfolio turnover causes the Fund to incur higher brokerage costs, which may adversely affect the Fund’s performance and may produce increased taxable distributions.

Underlying Fund Risk. Other investment companies including mutual funds, ETFs and closed-end funds (“Underlying Funds”) in which the Fund invests are subject to investment advisory and other expenses, which will be indirectly paid by the Fund. As a result, the cost of investing in the Fund will be higher than the cost of investing directly in the Underlying Funds and may be higher than other mutual funds that invest directly in stocks and bonds. Each of the Underlying

Funds is subject to its own specific risks, but the sub-adviser expects the principal investments risks of such Underlying Funds will be similar to the risks of investing in the Fund.

Volatility Risk. The Fund’s performance may be volatile, which means that the Fund’s performance may be subject to substantial short-term changes up or down.

Wholly-Owned Subsidiary Risk.    By investing in the Subsidiary, the Fund is indirectly exposed to the commodities risks associated with the Subsidiary’s investments in commodity-related instruments. Shareholders of the Fund will indirectly be subject to the principal risks of the Subsidiary by virtue of the Fund’s investment in the Subsidiary. There can be no assurance that the Subsidiary’s investments will contribute to the Fund’s returns. The Subsidiary is not registered under the 1940 Act and is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or the Subsidiary to operate as described in this Prospectus and could adversely affect the Fund, such as by reducing the Fund’s investment returns. The Fund and the Subsidiary are “commodity pools” under the U.S. Commodity Exchange Act, and the Adviser is a “commodity pool operator” registered with and regulated by the Commodity Futures Trading Commission (“CFTC”). As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply with respect to the Fund and the Subsidiary and subject each to CFTC penalties if reporting was found to be deficient.

Performance:

The bar chart shown below provides an indication of the risks of investing in the Fund by showing the total return of its Class A shares for each full calendar year, and by showing how its average annual returns compare over time with those of a broad measure of market performance. Although Class C and Class I shares would have similar annual returns to Class A shares because the classes are invested in the same portfolio of securities, the returns for Class C and Class I shares would be different from Class A shares because Class C and Class I shares have different expenses than Class A shares. The table shows average annual total returns for Class A, Class C and Class I shares. Sales charges are reflected in the information shown below in the table, but the information shown in the bar chart does not reflect sales charges, and, if it did, returns would be lower. How the Fund has performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at no cost by calling 1-866-447-4228.

Annual Total Returns

During the period shown in the bar chart, the highest return for a quarter was 19.77% (quarter ended March 31, 2015), and the lowest return for a quarter was (12.14)% (quarter ended March 31, 2016). The Fund’s Class A year-to-date return for the period ended September 30, 2018 was (29.44)%.

Average Annual Total Returns

(for the periods ended, December 31, 2017)

Class A	1 Year	Since inception (3/11/2014)
Return Before Taxes	17.46%	2.88%
Return After Taxes on Distributions	17.46%	1.23%
Return After Taxes on Distributions and Sale of Fund Shares	9.88%	1.46%
Class C
Return Before Taxes	23.79%	3.86%
Class I
Return Before Taxes	24.97%	4.75%
S&P 500 Index (reflects no deduction for fees, expenses or taxes)	21.83%	12.19%
IQ Hedge Composite Beta Index (reflects no deduction for fees, expenses or taxes)	7.19%	2.84%

After-tax returns are calculated using the highest historical individual federal marginal income tax rate and do not reflect the impact of state and local taxes. Actual after-tax returns depend on a shareholder’s tax situation and may differ from those shown. After-tax returns are not relevant for shareholders who hold Fund shares in tax-deferred accounts or to shares held by non-taxable entities. After-tax returns are only shown for Class A shares. After-tax returns for other share classes will vary.

Advisor: Catalyst Capital Advisors LLC (the “Advisor”) is the Fund’s investment advisor.

Portfolio Manager: David Miller, Senior Portfolio Manager of the Advisor serves as the Fund's Portfolio Manager. Mr. Miller is primarily responsible for the day to day management of the Fund’s portfolio. Mr. Miller has served the Fund in this capacity since November 2014.

Purchase and Sale of Fund Shares: The minimum initial investment in all share classes of the Fund is $2,500 for regular and IRA accounts, and $100 for an automatic investment plan account. The minimum subsequent investment in all share classes of the Fund is $50. You may purchase and redeem shares of the Fund on any day that the New York Stock Exchange is open. Redemption requests may be made in writing, by telephone or through a financial intermediary to the Fund or the Transfer Agent and will be paid by check or wire transfer.

Tax Information: Dividends and capital gain distributions you receive from the Fund, whether you reinvest your distributions in additional Fund shares or receive them in cash, are taxable to you at either ordinary income or capital gains tax rates unless you are investing through a tax-deferred plan such as an IRA or 401(k) plan. If you are investing in a tax-deferred plan, distributions may be taxable upon withdrawal from the plan.

Payments to Broker-Dealers and Other Financial Intermediaries: If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.